SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  May 23, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




       Missouri                          1-14756                43-1723446
 (State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On May 23, 2003, Union Electric Company, which operates as AmerenUE, a subsidiary of the Registrant, issued a press release announcing that it had filed a request with the Missouri Public Service Commission for a phased-in $26.7 million increase in natural gas delivery rates. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             99.1 Press release, dated May 23, 2003, issued by Union Electric Company.




                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMEREN CORPORATION
                                           (Registrant)


                                          By       /s/ Martin J. Lyons
                                            -----------------------------------
                                          Name:        Martin J. Lyons
                                          Title:  Vice President and Controller
                                                  (Principal Accounting Officer)


Date:  May 23, 2003

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                                  Exhibit Index
                                  -------------

Exhibit No.                   Description
----------                    -----------

  99.1     - Press release dated May 23, 2003, issued by Union Electric Company.






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